Cash and cash equivalents	12 Months Ended
Dec. 31, 2011
Cash and cash equivalents [Abstract]
Cash and cash equivalents

4. Cash and cash equivalents

Cash and cash equivalents at December 31, 2011 include euro-denominated short-term deposits with high-rated financial institutions and the Dutch government of EUR 1,818.6 million (2010: EUR 1,138.8 million), investments in euro-denominated AAAm-rated money market funds that invest in high-rated short-term debt securities of financial institutions and governments of EUR 369.2 million (2010: EUR 203.9 million) and interest-bearing bank accounts of EUR 544.0 million (2010: EUR 607.1 million).

Cash and cash equivalents have insignificant interest rate risk and remaining maturities of three months or less at the date of acquisition. No further restrictions on usage of cash and cash equivalents exist. The carrying amount of these assets approximates their fair value.